UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 3, 2025

Commission File Number	Exact name of registrant as specified in its
charter; State or other jurisdiction of incorporation or organization; Address of principal executive offices, including zip code; and
	Registrant's telephone number, including area code			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PNW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition.

    The following information is furnished pursuant to Item 2.02.

    On November 3, 2025, Pinnacle West Capital Corporation (“Pinnacle West”) issued a press release regarding its financial results for the fiscal quarter ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

    The following information is furnished pursuant to Item 7.01.

    Pinnacle West is providing a copy of the slide presentation made in connection with the quarterly earnings conference call on November 3, 2025. This information contains Pinnacle West operating results for the fiscal quarter ended September 30, 2025 and earnings outlook for 2025 and 2026. The slide presentation is attached hereto as Exhibit 99.2 and is concurrently being posted to Pinnacle West’s website at www.pinnaclewest.com.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Earnings News Release issued on November 3, 2025

99.2	Pinnacle West Arizona Public Service Company	Pinnacle West Capital Corporation Third Quarter 2025 Results slide presentation accompanying November 3, 2025 conference call

104.0	Pinnacle West Arizona Public Service Company	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: November 3, 2025	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: November 3, 2025	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and
Chief Financial Officer